UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2018
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
________________

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations.
On April 16, 2018, Oaktree Capital Group, LLC (the “Company”) issued a press release announcing certain changes to its non-GAAP measures. Beginning with the quarter ended March 31, 2018, reported management fees and incentive income will reflect the portion of the net earnings from management fees and performance fees, respectively, attributable to Oaktree’s 20% ownership interest in DoubleLine Capital LP and its affiliates (collectively, “DoubleLine”). Such net earnings were previously reported as investment income.
Additionally, assets under management (“AUM”), management fee-generating AUM, incentive-creating AUM and incentives created (fund level) will reflect Oaktree’s pro-rata portion (based on our 20% ownership stake) of DoubleLine’s total AUM, management fee-generating AUM, incentive-creating AUM and performance fees, respectively.
Finally, the impact of the recently enacted Tax Cuts and Jobs Act (the “Tax Act”), which resulted in the remeasurement of Oaktree’s deferred tax assets and tax receivable liability in the fourth quarter of 2017, will no longer be included in its non-GAAP measures.
In order to assist investors and analysts in understanding the impact of the changes on first quarter 2018 financial results, which will be released on April 26, the information for full years 2016 and 2017 reflecting (i) the amounts as presented in Oaktree’s fourth quarter 2017 earnings press release, (ii) the adjustments, and (iii) the resulting adjusted amounts for adjusted net income, distributable earnings, fee-related earnings, AUM, management fee-generating AUM, incentive-creating AUM and incentives created (fund level) have been presented in the press release and posted on the unitholder section of Oaktree’s website.
A copy of the press release is attached as Exhibit 99.1. The information in this Item 2.02 and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of Oaktree Capital Group, LLC, dated April 16, 2018.
Forward-Looking Statements
This Current Report contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, which reflect the current views of the Company with respect to, among other things, its future results of operations and financial performance. In some cases, you can identify forward-looking statements by words such as “anticipate,” “approximately,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “seek,” “should,” “will” and “would” or the negative version of these words or other comparable or similar words. These statements identify prospective information. Important factors could cause actual results to differ, possibly materially, from those indicated in these statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Such forward-looking statements are subject to risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including, but not limited to, changes in the Company’s anticipated revenue and income, which are inherently volatile; changes in the value of the Company’s investments; the pace of the Company’s raising of new funds; changes in assets under management; the timing and receipt of, and impact of taxes on, carried interest; distributions from and liquidation of the Company’s existing funds; the amount and timing of distributions on the Company’s Class A units; changes in the Company’s operating or other expenses; the degree to which the Company encounters competition; and general political, economic and market conditions. The factors listed in the item captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 23, 2018, which is accessible on the SEC’s website at www.sec.gov, provide examples of risks, uncertainties and events that may cause the Company’s actual results to differ materially from the expectations described in its forward-looking statements. Forward-looking statements speak only as of the date of this Current Report. Except as required by law, the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2018	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Daniel D. Levin
Name: Daniel D. Levin
Title: Chief Financial Officer

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